                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 25, 1997


                       GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1997-C
              ___________________________________________________
            (Exact name of registrant as specified in its charter)


     Minnesota                        1-8916                    41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS employer
     of incorporation)               file number)           identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


     Registrant's telephone number, including area code:    (612) 293-3400
                                                         --------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On September 25, 1997, the Registrant sold approximately $500,000,000 of Class A and Class B Certificates (the "Certificates") of Green Tree Recreational, Equipment & Consumer Trust 1997-C, evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of retail installment sales contracts and promissory notes (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.       Description
               -----------       -----------

                  4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of September 1, 1997, relating to Green Tree Recreational, Equipment & Consumer Trust 1997-C.

                  4.2 Reserve Account Pledge Agreement between Green Tree RECS Guaranty Corporation, as Pledgor, U.S. Bank National Association, as Collateral Agent and First Trust National Association, as Trustee, dated as of September 1, 1997, relating to Green Tree Recreational, Equipment & Consumer Trust 1997-C.

                  4.3 Spread Account Pledge Agreement between Green Tree RECS Guaranty Corporation, as Pledgor, U.S. Bank National Association, as Collateral Agent and First Trust National Association, as Trustee, dated as of September 1, 1997, relating to Green Tree Recreational, Equipment & Consumer Trust 1997-C.

                  5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                  8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 1997         GREEN TREE FINANCIAL CORPORATION
                                      as originator of Green Tree Recreational, Equipment & Consumer Trust 1997-C



                                   By:  /s/ Phyllis A. Knight
                                      ------------------------------------------
                                       Phyllis A. Knight
                                       Vice President and Treasurer
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                               INDEX TO EXHIBITS



Exhibit
Number                                                               Page
------                                                               ----

 4.1                Pooling and Servicing Agreement between
                    Green Tree Financial Corporation, as
                    Seller and Servicer, and First Trust
                    National Association, as Trustee,
                    dated as of September 1, 1997,
                    relating to Green Tree Recreational,
                    Equipment & Consumer Trust 1997-C.

 4.2                Reserve Account Pledge Agreement
                    between Green Tree RECS II Guaranty
                    Corporation, as Pledgor, U.S. Bank
                    National Association, as Collateral
                    Agent and First Trust National
                    Association, as Trustee, dated as of
                    September 1, 1997, relating to Green
                    Tree Recreational, Equipment &
                    Consumer Trust 1997-C.

 4.3                Spread Account Pledge Agreement between
                    Green Tree RECS II Guaranty
                    Corporation, as Pledgor, U.S. Bank
                    National Association, as Collateral
                    Agent and First Trust National
                    Association, as Trustee, dated as of
                    September 1, 1997, relating to Green
                    Tree Recreational, Equipment &
                    Consumer Trust 1997-C.

 5.1                Opinion of Dorsey & Whitney LLP with
                    respect to legality

 8.1                Opinion and Consent of Dorsey & Whitney
                    LLP with respect to tax matters.